DELAWARE INVESTMENTS MUNICIPAL TRUST
(formerly, VOYAGEUR INVESTMENT TRUST)
Delaware Tax-Free Florida Insured Fund

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund
(formerly, Delaware Tax-Free Arizona Insured Fund)
Delaware Tax-Free Minnesota Insured Fund

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX-FREE FUNDS
Delaware Tax-Free Minnesota Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated January 3, 2007

The following is added after the paragraph entitled, “Zero Coupon Bonds and Pay-in-Kind Bonds” in the section entitled, “INVESTMENT STRATEGIES AND RISKS” on page 18:

Pending Case Regarding Tax-Exempt Securities
     The U.S. Supreme Court has recently agreed to hear Davis v. Dept. of Revenue during its 2007-2008 term, the outcome of which could have a significant effect on all single-state municipal bond mutual funds (“Single-State Municipal Bond Funds”), including the Funds. In that case, two Kentucky residents who paid Kentucky income tax on the interest they earned on out-of-state municipal bonds brought suit against the state’s Department of Revenue, claiming that the state’s tax law illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed that the state’s law was unconstitutional. The Kentucky Supreme Court declined to review the decision, but the U.S. Supreme Court granted certiorari.

     The U.S. Supreme Court may reverse the decision of the Kentucky Appeals Court, in which case there should be no impact in the operation of Single-State Municipal Bond Funds. If it affirms the decision of the Kentucky court, however, Kentucky (and possibly all other states) may be required to give equal treatment to all municipal obligations. In that event, state legislatures will be required to reassess their current tax policies that give preferential tax treatment to in-state municipal obligations, and will likely be required to pass new legislation that will either exempt all interest on in-state and out-of-state municipal obligations from taxation or else tax all of the interest earned on these obligations. A change in state laws to tax all municipal obligation interest would cause all of the dividends paid by Single-State Municipal Bond Funds to be taxable at the state level. Similarly, a change in state laws to give equal treatment to all municipal obligations (whether it makes all interest taxable or tax-free) may cause Single-State Municipal Bond Funds’ net asset value to decrease.

     The U.S. Supreme Court may also remand Davis to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which event the outcome and impact of its decision will not be known until these proceedings are complete. No matter what the U.S. Supreme Court decides in Davis, exempt-interest dividends paid by Single-State Municipal Bond Funds are expected to continue to be exempt from regular federal income tax.

Please keep this Supplement for future reference.

This Supplement is dated June 20, 2007.